Exhibit 99.1

Ocwen Financial Corporation®

FOR IMMEDIATE RELEASE

OCWEN FINANCIAL CORPORATION ENTERS INTO DEFINITIVE AGREEMENT TO ACQUIRE PHH CORPORATION FOR $360 MILLION

●	Combined company to service 1.9 million loans on a pro forma basis as of December 31, 2017

●	Accelerates Ocwen’s transition to an industry-leading servicing platform

●	Expected to achieve meaningful operational and corporate overhead cost synergies

●	Continue to be an industry leader in helping borrowers and improving loan portfolio performance through innovative loss mitigation programs

West Palm Beach, FL – (February 27, 2018) Ocwen Financial Corporation (NYSE:OCN) (“Ocwen” or the “Company”), a leading financial services holding company, today announced a definitive agreement under which Ocwen will acquire all of the outstanding shares of PHH Corporation (NYSE: PHH) (“PHH”), a mortgage platform with established servicing and origination recapture capabilities, for approximately $360 million in cash or $11 per diluted common share. The purchase price represents a 35 percent discount to PHH’s GAAP book equity at December 31, 2017.

On a combined basis, as of December 31, 2017, the company would service 1.9 million loans with an unpaid principal balance of $328 billion and originate over $3 billion of residential mortgage loans, including reverse mortgages, annually. Ocwen projects that the increased size and scale of the combined company should create various strategic and financial benefits, including:

●	Accelerating Ocwen’s transition to an industry-leading servicing platform,

●	Improving servicing and origination margins through improved economies of scale,

●	Reducing fixed costs (on a combined basis) by eliminating redundant corporate overhead and public company-related costs, and

●	Providing a superior foundation to eventually enable the combined servicing platform to resume new business and growth activities to offset portfolio runoff.

It is anticipated that at closing, which is expected to occur during the second half of 2018 following various required approvals, there will be sufficient available cash on PHH’s balance sheet to enable $260 million of the $360 million purchase price to be funded out of PHH’s available cash, while providing for sufficient additional liquidity to fund its operations going forward. Ocwen will also assume $119 million of PHH’s outstanding corporate debt.

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Exhibit 99.1

Ron Faris, President and Chief Executive Officer of Ocwen, stated “We are very pleased to announce the proposed acquisition of PHH, a leading non-bank servicer. PHH is a high-quality servicer with complementary capabilities and business lines to Ocwen, making it a great strategic match for us. In addition to providing significant scale benefits, this transaction gives us the opportunity to migrate to their existing BlackKnight LoanSphere MSP® servicing platform more quickly and with less risk than had we just implemented the system ourselves. We are also excited by the opportunity to welcome the PHH employees to the Ocwen family and by the opportunity to bring our industry-leading and innovative loss mitigation capabilities to existing PHH servicing customers currently struggling with their mortgage payments.”

Robert B. Crowl, President and Chief Executive Officer of PHH, said, “We are pleased to have reached an agreement with Ocwen, and we look forward to working with them to bring this transaction to a successful close. We are excited by the opportunity to build a stronger combined company for our servicing and subservicing clients, our borrowers and our employees.”

The acquisition is subject to various closing conditions, including PHH shareholder approval and regulatory and other approvals, and is targeted to close in the second half of 2018.

Barclays is serving as lead financial advisor to Ocwen and Sullivan and Cromwell LLP is serving as its legal counsel.

Webcast and Conference Call

Ocwen will host a webcast and conference call on Wednesday, February 28, 2018, at 8:30 a.m., Eastern Time, to discuss the transaction during the Company’s fourth quarter 2017 and year-end 2017 financial results call. The conference call will be webcast live over the internet from the Company’s website at www.Ocwen.com.To access the call, click on the “Shareholder Relations” section. A replay of the conference call will be available via the website approximately two hours after the conclusion of the call and will remain available for approximately 30 days.

About Ocwen Financial Corporation

Ocwen Financial Corporation is a financial services holding company which, through its subsidiaries, originates and services loans. We are headquartered in West Palm Beach, Florida, with offices throughout the United States and in the U.S. Virgin Islands as well as operations in India and the Philippines. We have been serving our customers since 1988. We may post information that is important to investors on our website (www.Ocwen.com).

About PHH Corporation

PHH Corporation, through its subsidiary PHH Mortgage, is one of the largest subservicers of residential mortgages in the United States. PHH provides servicing and portfolio retention solutions to investors of mortgage servicing rights, financial and wealth management institutions, regional and community banks, and credit unions. Headquartered in Mount Laurel, New Jersey, the Company has been providing mortgage lending and servicing solutions since 1984. For additional information, please visit PHH’s website (www.phh.com).

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Exhibit 99.1

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this communication may be deemed to be forward-looking statements under certain securities laws, including the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about the expected effects of the acquisition of PHH by Ocwen, required approvals, the expected timing of the acquisition and other statements other than in relation to historical facts. Forward-looking statements are typically identified by words such as “believe”, “expect”, “foresee”, “forecast”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan” “target” and “project” and similar expressions of future or conditional verbs such as “will”, “may”, “should”, “could”, or “would” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Our business has been undergoing substantial change which has magnified such uncertainties. Readers should bear these factors in mind when considering such statements. Forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are outside the control of Ocwen and PHH, that could cause actual results to differ materially. In the past, actual results have differed from those suggested by forward looking statements and this may happen again. Forward-looking statements speak only as of the date they are made and we disclaim any obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. Any annualized, pro forma, projected and estimated numbers in this communication are used for illustrative purposes only, are not forecasts and may not reflect actual results. We caution readers not to place undue reliance on these statements as a number of important factors could cause our actual results to differ materially from the expectations expressed in such forward-looking statements. These factors include, but are not limited to, the possibility that the proposed transaction does not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the strength of the economy and competitive factors in the areas where Ocwen and PHH do business; the impact of changes in the laws and regulations regulating financial services and enforcement thereof; the effects of competition in the markets in which Ocwen and PHH operate; judicial or regulatory judgments and legal proceedings; Ocwen’s ability to complete the acquisition and integration of PHH successfully; the effect of the announcement of the proposed transaction on Ocwen’s relationships with its contractual counterparties, regulators and other stakeholders, operating results and business generally; and other factors that may affect future results of Ocwen and PHH, including timely development and introduction of new products and services and technological changes.

We caution that the foregoing list of important factors is not exhaustive. Additional information about these and other factors can be found in Ocwen’s 2016 Annual Report on Form 10-K/A, its quarterly and current reports since such filing and, once filed, its 2017 Annual Report on Form 10-K, each filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at the SEC’s website (http://www.sec.gov).

FOR FURTHER INFORMATION CONTACT:

Ocwen:

Investors:	Media:
Stephen Swett	John Lovallo	Dan Rene
T: (203) 614-0141	T: (917) 612-8419	T: (202) 973-1325
E: shareholderrelations@ocwen.com	E: jlovallo@levick.com	E: drene@levick.com

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